                                                                 EXHIBIT 10.14



            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 17, 1998, is entered into by and among PERSONNEL GROUP OF AMERICA, INC. (the "Borrower"), CERTAIN SUBSIDIARIES OF THE BORROWER IDENTIFIED ON THE SIGNATURES PAGES HERETO (the "Guarantors"), EACH PERSON IDENTIFIED AS AN "EXISTING LENDER" ON THE SIGNATURE PAGES HERETO (the "Existing Lenders"), EACH PERSON IDENTIFIED AS A "NEW LENDER" ON THE SIGNATURE PAGES HERETO (the "New Lenders" and, together with the Existing Lenders, the "Lenders") and NATIONSBANK, N.A., as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to an Amended and Restated Credit Agreement dated as of June 23, 1997 (the "Existing Credit Agreement") among the Borrower, the Guarantors, the Existing Lenders and the Agent, the Existing Lenders have extended commitments to make certain credit facilities available to the Borrower; and

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                           "Amended Credit Agreement" means the Existing Credit
                  Agreement as amended hereby.

                           "Amendment No. 1 Effective Date" is defined in
                  Subpart 4.1.

                  SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment,


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


         including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                     PART II
                           ASSIGNMENTS AND ASSUMPTIONS

         The Existing Lenders hereby sell and assign, without recourse, to the Lenders, and the Lenders hereby purchase and assume, without recourse, from the Existing Lenders, effective as of the Amendment No. 1 Effective Date, such interests in the Existing Lenders' rights and obligations under the Existing Credit Agreement (including, without limitation, the Commitments of the Existing Lenders on the Amendment No. 1 Effective Date and the Loans owing to the Existing Lenders which are outstanding on the Amendment No. 1 Effective Date) as shall be necessary in order to give effect to the reallocations of the Committed Amounts and Commitment Percentages effected by the amendment to Schedule 2.1(a) to the Existing Credit Agreement pursuant to Subpart 3.6. Each of the Lenders hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 11.3(b) of the Existing Credit Agreement, except that this Amendment shall serve in lieu of the assignment agreement referenced in Section 11.3(b). From and after the Amendment No. 1 Effective Date (i) each of the Lenders shall be a party to and be bound by the provisions of the Amended Credit Agreement and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) each of the Existing Lenders shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement. The Agent shall record in the register referred to in Section 11.3(c) of the Existing Credit Agreement on the Amendment No. 1 Effective Date the information relating to the assignments and assumptions effected pursuant to this Part II. The Agent hereby agrees (i) that no transfer fee shall be payable under Section 11.3(b) of the Existing Credit Agreement or otherwise in connection with the assignments effected pursuant to this Part II and (ii) to pay to each Lender an amendment fee as separately agreed to by the Agent and such Lender.


                                    PART III
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Lenders agree with the Credit Parties that the Existing Credit Agreement shall be amended in accordance with this Part III. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 3.1. Amendment to Section 1.1. The pricing grid contained in the definition of "Applicable Percentage" set forth in Section

                  1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

============================================================================================================================
                                                                                      Applicable
                                                                Applicable          Percentage for          Applicable
 Pricing                                                       Percentage for      Standby Letter of       Percentage for
  Level               Consolidated Leverage Ratio             Eurodollar Loans         Credit Fee            Unused Fee
----------------------------------------------------------------------------------------------------------------------------
    I      Less than 1.25:1.00                                    0.500%                0.500%                0.125%
----------------------------------------------------------------------------------------------------------------------------
   II      Greater than or equal to 1.25:1.00, but                0.750%                0.750%                0.150%
           less than 2.25:1.00
----------------------------------------------------------------------------------------------------------------------------
   III     Greater than or equal to 2.25:1.00, but                1.000%                1.000%                0.225%
           less than 3.00:1.00
----------------------------------------------------------------------------------------------------------------------------
   IV      Greater than or equal to 3.00:1.00, but                1.250%                1.250%                0.250%
           less than 3.50:1.00
----------------------------------------------------------------------------------------------------------------------------
    V      Greater than or equal to 3.50:1.00                     1.375%                1.375%                0.350%
============================================================================================================================

                  SUBPART 3.2. Further Amendment to Section 1.1. The definition of "Permitted Acquisition" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  "Permitted Acquisition" means:

                           (i) acquisitions by the Borrower or its Subsidiaries
                  of all or any portion of the capital stock or securities or all, substantially all or any portion of the assets of any Person engaged in a business or businesses substantially similar to any business currently conducted by the Borrower or any of its Subsidiaries, provided that (A) the purchase price (including the fair market value of any capital stock of the Borrower provided as a portion thereof) of any such acquisition individually does not exceed 25% of Consolidated Net Worth, (B) the purchase price (excluding the fair market value of any capital stock of the Borrower provided as a portion thereof) of any such acquisition individually does not exceed 12.5% of Consolidated Net Worth, (C) no portion of the purchase price of any such acquisition shall consist of any stock other than common stock of the Borrower, (D) such acquisition is approved by the board of directors of such Person (if applicable or required), and (E) after giving effect on a Pro Forma Basis to any such acquisition (including but not limited to any Indebtedness to be incurred by the Borrower or any of its Subsidiaries in connection therewith),
                  (1) no Default or Event of Default would exist hereunder and
                  (2) one of the following subclauses (x) or (y) is true: (x)


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                  either the Consolidated Leverage Ratio is less than or equal to 3.25:1.00 and the Consolidated Senior Leverage Ratio is less than or equal to 1.75:1.00 or (y) such acquisition occurs prior to any follow-on equity issuance by the Borrower in an amount of not less than $75,000,000, but in any event not later than September 30, 1998, and either (I) such Person being acquired is listed on Schedule 1.1D and neither the cash payment at closing nor the scheduled contingent payment in connection with such acquisition exceeds the applicable maximum amount set forth on Schedule 1.1D or (II) the purchase price of such acquisition, together with all other acquisitions permitted pursuant to this subclause
                  (i)(E)(2)(y)(II) of the definition of Permitted Acquisition, is not more than $25,000,000; and

                           (ii) any merger or consolidation permitted by Section
                  8.4(b).

                  As used herein, the "purchase price" of any acquisition shall include, without duplication, the non-contingent purchase price, all acquired liabilities, all non-compete payments and the principal amount of any seller financing, but shall exclude the contingent purchase price and all fees and expenses.

                  SUBPART 3.3. Amendment to Section 2.1(a). The reference to "ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000)" in Section 2.1(a) of the Existing Credit Agreement is hereby replaced with a reference to "TWO HUNDRED MILLION DOLLARS ($200,000,000)".

                  SUBPART 3.4. Amendment to Section 7.11(b). Section 7.11(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  7.11     FINANCIAL COVENANTS.

                  * * *

                           (b) Consolidated Leverage Ratio. The Consolidated
                  Leverage Ratio as of the last day of each fiscal quarter shall be no greater than:

                           From the Closing Date to, and including, the
                           last day of the third fiscal quarter of 1998                 4.25 : 1.00

                           At all times after the last day of the third fiscal
                           quarter of 1998                                              4.00 : 1.00



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

                  SUBPART 3.5. Addition of Schedule 1.1D. A new Schedule 1.1D in the form of Schedule 1.1D attached hereto is hereby added to the Existing Credit Agreement.

                  SUBPART 3.6. Amendments to Schedule 2.1(a). Schedule 2.1(a) of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2.1(a) attached hereto is substituted therefor.


                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 4.1. Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Subpart
         4.1 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 1."

                  SUBPART 4.1.1. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

                  SUBPART 4.1.2. Delivery of New Promissory Notes. The Agent shall have received from the Borrower new promissory notes for the Lenders in the amounts of their respective Commitments under the Amended Credit Agreement and substantially in the form of the original Notes under the Existing Credit Agreement (but with notation thereon that such Notes are given in substitution for and replacement of the original Notes).

                  SUBPART 4.1.3. Joinder of New Subsidiaries. The Agent shall have received from the Borrower, in form and substance satisfactory to the Agent, (a) a joinder agreement to the Amended Credit Agreement executed by all direct and indirect subsidiaries of the Borrower that are not parties to the Existing Credit Agreement (the "New Subsidiaries"), (b) an amendment to the pledge agreement whereby all of the capital stock of the New Subsidiaries is pledged to the Agent for the benefit of the Lenders and (c) such corporate authority documents, UCC financing statements and other documents as are reasonably requested by the Agent in connection with the foregoing.

                                     PART V
                                  MISCELLANEOUS

                  SUBPART 5.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 5.3. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                  SUBPART 5.4. Representations and Warranties. The Borrower hereby represents and warrants that (i) the conditions precedent to the initial Loans were satisfied as of the Closing Date (assuming satisfaction of all requirements in such conditions that an item be in form and/or substance reasonably satisfactory to the Agent or any Lenders or that any event or action have been completed or performed to the reasonable satisfaction of the Agent or any Lenders), (ii) the representations and warranties contained in Section 6 of the Existing Credit Agreement (as amended by this Amendment) are correct on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (iii) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 5.5. Liens. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Documents (including, without limitation, the Pledge Agreement) and agree that this Amendment shall in no manner adversely effect or impair such liens and security interests.

                  SUBPART 5.6. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

                  SUBPART 5.7. No Other Changes. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

                  SUBPART 5.8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 5.9. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 5.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         [The remainder of this page has been left blank intentionally]



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




         This Amendment No. 1 to Amended and Restated Credit Agreement is executed as of the day and year first written above.

BORROWER:                           PERSONNEL GROUP OF AMERICA, INC.,
                                    a Delaware corporation

                                    By: /s/ Ken R. Bramlett, Jr.
                                       ---------------------------------------
                                    Name: Ken R. Bramlett, Jr.
                                         -------------------------------------
                                    Title:  Senior Vice President

GUARANTORS:                         STAFFPLUS, INC.,
                                    a Delaware corporation

                                    PFI CORP.,
                                    a Delaware corporation

                                    INFOTECH SERVICES, INC.,
                                    a North Carolina corporation

                                    BROUGHTON SYSTEMS, INC.,
                                    a Virginia corporation

                                    WORD PROCESSING PROFESSIONALS, INC.,
                                    a New York corporation

                                    LLOYD RITTER CONSULTING, INC.,
                                    a California corporation

                                    FRANKLIN-PIERCE ASSOCIATES, INC.,
                                    a Massachusetts corporation

                                    SCOTT-WAYNE ASSOCIATES, INC.,
                                    a Massachusetts corporation

                                    BAL ASSOCIATES, INC.,
                                    a California corporation

                                    CREATIVE CORPORATE STAFFING, INC.,
                                    a North Carolina corporation

                                    ADVANCED BUSINESS CONSULTANTS, INC.,
                                    a North Carolina corporation

                                    By: /s/ Ken R. Bramlett, Jr.
                                       ---------------------------------------
                                    Name: Ken R. Bramlett, Jr.
                                         -------------------------------------
                                    Title: Vice President of each of the
                                           above-named Guarantors

EXISTING
LENDERS:                            NATIONSBANK, N.A.,
                                    individually in its capacity as a Lender and in its capacity as Agent

                                    By: /s/ Mark D. Halmrast
                                       ---------------------------------------
                                    Name:   Mark D. Halmrast
                                    Title:  Vice President


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, AS SUCCESSOR
                                    BY MERGER TO BANK OF AMERICA ILLINOIS


                                    By: /s/ Michael J. McKenney
                                       ---------------------------------------
                                    Name: Michael J. McKenney
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------


                                    BANQUE PARIBAS


                                    By: /s/ Diane P. Helkowski
                                       ---------------------------------------
                                    Name: Diane P. Helkowski
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------


                                    By: /s/ Robert G. Carino
                                       ---------------------------------------
                                    Name: Robert G. Carino
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------


                                    COMERICA BANK


                                    By: /s/ Tamara J. Gurne
                                       ---------------------------------------
                                    Name: Tamara J. Gurne
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------



                                    CREDIT LYONNAIS ATLANTA AGENCY


                                    By: /s/ David M. Cawrse
                                       ---------------------------------------
                                    Name: David M. Cawrse
                                         -------------------------------------
                                    Title: First Vice President and Manager
                                          ------------------------------------



                          [Lender Signatures Continue]

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By: /s/ David T. McNeek
                                       ---------------------------------------
                                    Name: David T. McNeek
                                         -------------------------------------
                                    Title: Authorized Agent
                                          ------------------------------------



                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: /s/ Robert J. Mitchell, Jr.
                                       ---------------------------------------
                                    Name: Robert J. Mitchell, Jr.
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------



                                    FIRST UNION NATIONAL BANK


                                    By: /s/ David Tratter
                                       ---------------------------------------
                                    Name: David Tratter
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------


NEW
LENDERS:                            WACHOVIA BANK, N.A.


                                    By: /s/ Sarah T. Warren
                                       ---------------------------------------
                                    Name: Sarah T. Warren
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------